
                                                                   EXHIBIT 7.(b)
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
ILLUSTRATIONS
                                                    ----------------------------------------------------------------------------

MVP Illustration 1                                  Illustration 1
Option A                                            Death benefit Option A and guideline premium test at current cost of
Male 45 Select Non-Smoker                           insurance rates
Current at 87 bp                                    Based on average annual advisory fees and expenses of the portfolios

                                                    DEATH BENEFIT OPTION:A
                                                    GUIDELINE PREMIUM TEST
                                                    FACE AMOUNT:$412,380
                                                    MALE SELECT NONSMOKER ISSUE AGE 45
                                                    ANNUAL PREMIUM:$10,000

                                                   -----------------------------------------------------------------------------
Flexible premium                                                Total
variable universal life                                         premiums
Illustration of death benefits, accumulated        End of       paid plus         End of year DEATH BENEFIT assuming
values and net cash surrender values.              Policy       interest at       hypothetical gross annual investment return of
                                                   Year            5%                0%                6%                 12%
All premium payments are illustrated as if         -----------------------------------------------------------------------------
made at the beginning of the policy year.           1            $10,500          $412,377          $412,377            $412,377
                                                    2            $21,525          $412,377          $412,377            $412,377
This illustration assumes no Policy loans or        3            $33,101          $412,377          $412,377            $412,377
partial withdrawals have been made.                 4            $45,256          $412,377          $412,377            $412,377
                                                    5            $58,019          $412,377          $412,377            $412,377
The death benefits, accumulated values              6            $71,420          $412,377          $412,377            $412,377
and cash surrender values will differ if            7            $85,491          $412,377          $412,377            $412,377
premiums are paid in different amounts or           8           $100,266          $412,377          $412,377            $412,377
frequencies.                                        9           $115,779          $412,377          $412,377            $412,377
                                                   10           $132,068          $412,377          $412,377            $412,377
The hypothetical investment rates shown            15           $226,575          $412,377          $412,377            $412,377
above and elsewhere in this prospectus             20           $347,192          $412,377          $412,377            $644,254
are illustrative only and should not be            25           $501,134          $412,377          $440,026          $1,097,924
interpreted as a representation of past or         30           $697,607          $412,377          $572,333          $1,762,751
future investment results. Actual rates of         35           $948,362          $412,377          $770,950          $2,968,688
return may be more or less than those              -----------------------------------------------------------------------------
shown and will depend on a number of                         End of year                        End of year
factors, including the investment                            ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
allocations made to variable accounts by           End of    assuming hypothetical gross        assuming hypothetical gross
the owner and the experience of the                Policy    annual investment return of        annual investment return of
accounts. No representation can be made            Year        0%         6%          12%          0%         6%         12%
by us, the separate account or the                 -----------------------------------------------------------------------------
underlying funds that these hypothetical            1          $7,032     $7,513      $7,995      $6,257     $6,738       $7,220
rates of return can be achieved for any             2         $13,899    $15,299     $16,757     $13,211    $14,610     $ 16,069
one year or sustained over any period of            3         $20,611    $23,378     $26,382     $20,009    $22,775     $ 25,779
time.                                               4         $27,200    $31,811     $37,016     $26,684    $31,294     $ 36,500
                                                    5         $33,692    $40,634     $48,789     $33,262    $40,204     $ 48,358
This is an illustration only. An illustration       6         $40,095    $49,877     $61,835     $39,750    $49,532     $ 61,491
is not intended to predict actual                   7         $46,413    $59,564     $76,303     $46,155    $59,306     $ 76,045
performance. Interest rates, dividends,             8         $52,644    $69,718     $92,350     $52,472    $69,546     $ 92,178
and values set forth in the illustration are not    9         $58,784    $80,359    $110,152     $58,698    $80,273     $110,066
guaranteed.                                        10         $64,822    $91,504    $129,901     $64,822    $91,504     $129,901
                                                   15        $101,481   $165,309    $277,958    $101,481   $165,309     $277,958
                                                   20        $133,611   $258,509    $528,077    $133,611   $258,509     $528,077
                                                   25        $160,869   $379,333    $946,486    $160,869   $379,333     $946,486
                                                   30        $181,706   $534,891  $1,647,430    $181,706   $534,891   $1,647,430
                                                   35        $194,605   $734,238  $2,827,322    $194,605   $734,238   $2,827,322
                                                   -----------------------------------------------------------------------------

                                                ----------------------------------------------------------------------------

MVP Illustration 2                              Illustration 2
Option A                                        Death benefit Option A and guideline premium test at guaranteed cost of
Male 45 Select Non-Smoker                       insurance rates
Guaranteed at 87bp                              Based on average annual advisory fees and expenses of the portfolios

                                                DEATH BENEFIT OPTION:A
                                                GUIDELINE PREMIUM TEST
                                                FACE AMOUNT:$412,380
                                                MALE SELECT NONSMOKER ISSUE AGE 45
                                                ANNUAL PREMIUM:$10,000

                                                ----------------------------------------------------------------------------
Flexible premium                                          Total
variable universal life                                   premiums
Illustration of death benefits, accumulated     End of    paid plus       End of year DEATH BENEFIT assuming
values and net cash surrender values.           policy    interest at     hypothetical gross annual investment return of
                                                year         5%               0%                 6%                   12%
All premium payments are illustrated as if      ----------------------------------------------------------------------------
made at the beginning of the policy year.        1         $10,500         $412,377           $412,377              $412,377
                                                 2         $21,525         $412,377           $412,377              $412,377
This illustration assumes no policy loans or     3         $33,101         $412,377           $412,377              $412,377
partial withdrawals have been made.              4         $45,256         $412,377           $412,377              $412,377
                                                 5         $58,019         $412,377           $412,377              $412,377
*Additional payment will be required to          6         $71,420         $412,377           $412,377              $412,377
prevent policy termination.                      7         $85,491         $412,377           $412,377              $412,377
                                                 8        $100,266         $412,377           $412,377              $412,377
The death benefits, accumulated values           9        $115,779         $412,377           $412,377              $412,377
and cash surrender values will differ if        10        $132,068         $412,377           $412,377              $412,377
premiums are paid in different amounts or       15        $226,575         $412,377           $412,377              $412,377
frequencies.                                    20        $347,192         $412,377           $412,377              $474,718
                                                25        $501,134         $412,377           $412,377              $810,643
The hypothetical investment rates shown         30        $697,607         $412,377           $412,377            $1,292,689
above and elsewhere in this prospectus          35        $948,362               $0*          $456,605            $2,159,420
are illustrative only and should not be         ----------------------------------------------------------------------------
interpreted as a representation of past or               End of year                        End of year
future investment results. Actual rates of               ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
return may be more or less than those           End of   assuming hypothetical gross        assuming hypothetical gross
shown and will depend on a number of            policy   annual investment return of        annual investment return of
factors, including the investment               year       0%          6%          12%         0%          6%         12%
allocations made to variable accounts by        ----------------------------------------------------------------------------
the owner and the experience of the              1        $5,455      $5,887       $6,320    $4,681      $5,112       $5,545
accounts. No representation can be made          2       $10,716     $11,921      $13,181   $10,028     $11,232      $12,492
by us, the separate account or the               3       $15,776     $18,102      $20,635   $15,174     $17,500      $20,033
underlying funds that these hypothetical         4       $20,633     $24,440      $28,767   $20,117     $23,924      $28,250
rates of return can be achieved for any          5       $25,285     $30,951      $37,655   $24,854     $30,520      $37,224
one year or sustained over any period of         6       $29,732     $37,638      $47,385   $29,387     $37,294      $47,041
time.                                            7       $33,945     $44,485      $58,032   $33,687     $44,227      $57,774
                                                 8       $37,905     $51,484      $69,692   $37,733     $51,312      $69,520
This is an illustration only. An illustration    9       $41,583     $58,619      $82,470   $41,497     $58,533      $82,384
is not intended to predict actual               10       $44,948     $65,874      $96,484   $44,948     $65,874      $96,484
performance. Interest rates, dividends, and     15       $65,438    $114,390     $203,642   $65,438    $114,390     $203,642
values set forth in the illustration are not    20       $74,535    $169,757     $389,113   $74,535    $169,757     $389,113
guaranteed.                                     25       $64,358    $233,789     $698,830   $64,358    $233,789     $698,830
                                                30       $18,008    $314,457   $1,208,121   $18,008    $314,457   $1,208,121
                                                35            $0*   $434,861   $2,056,591        $0*   $434,861   $2,056,591
                                                ----------------------------------------------------------------------------

                                                                                                                           2

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
ILLUSTRATIONS
                                                -----------------------------------------------------------------------------

MVP Illustration 3                              Illustration 3
Option A                                        Death benefit Option B and guideline premium test at current cost of
Male 45 Select Non-Smoker                       insurance rates
Current at 87bp                                 Based on average annual advisory fees and expenses of the portfolios

                                                DEATH BENEFIT OPTION:B
                                                GUIDELINE PREMIUM TEST
                                                FACE AMOUNT:$178,625
                                                MALE SELECT NONSMOKER ISSUE AGE 45
                                                ANNUAL PREMIUM:$10,000

                                                -----------------------------------------------------------------------------
Flexible premium                                             Total
variable universal life                                      premiums
Illustration of death benefits, accumulated     End of       paid plus         End of year DEATH BENEFIT assuming
values and net cash surrender values.           policy       interest at       hypothetical gross annual investment return of
                                                year             5%               0%                6%                12%
All premium payments are illustrated as if      -----------------------------------------------------------------------------
made at the beginning of the policy year.        1            $10,500          $412,377          $412,377            $412,377
                                                 2            $21,525          $412,377          $412,377            $412,377
This illustration assumes no policy loans or     3            $33,101          $412,377          $412,377            $412,377
partial withdrawals have been made.              4            $45,256          $412,377          $412,377            $412,377
                                                 5            $58,019          $412,377          $412,377            $412,377
The death benefits, accumulated values           6            $71,420          $412,377          $412,377            $412,377
and cash surrender values will differ if         7            $85,491          $412,377          $412,377            $412,377
premiums are paid in different amounts or        8           $100,266          $412,377          $412,377            $412,377
frequencies.                                     9           $115,779          $412,377          $412,377            $412,377
                                                10           $132,068          $412,377          $412,377            $412,377
The hypothetical investment rates shown         15           $226,575          $412,377          $412,377            $412,377
above and elsewhere in this prospectus          20           $347,192          $412,377          $412,377            $660,373
are illustrative only and should not be         25           $501,134          $412,377          $452,876          $1,133,579
interpreted as a representation of past or      30           $697,607          $412,377          $592,563          $1,834,168
future investment results. Actual rates of      35           $948,362          $412,377          $803,312          $3,114,205
return may be more or less than those           -----------------------------------------------------------------------------
shown and will depend on a number of                     End of year                        End of year
factors, including the investment                        ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
allocations made to variable accounts by        End of   assuming hypothetical gross        assuming hypothetical gross
the owner and the experience of the             policy   annual investment return of        annual investment return of
accounts. No representation can be made         year        0%         6%          12%         0%         6%          12%
by us, the separate account or the              -----------------------------------------------------------------------------
underlying funds that these hypothetical         1         $7,046     $7,528      $8,011      $6,271     $6,753      $7,236
rates of return can be achieved for any          2        $13,941    $15,345     $16,808     $13,252    $14,656     $16,119
one year or sustained over any period of         3        $20,692    $23,470     $26,488     $20,089    $22,868     $25,885
time.                                            4        $27,331    $31,968     $37,204     $26,815    $31,451     $36,688
                                                 5        $33,886    $40,876     $49,089     $33,456    $40,446     $48,658
This is an illustration only. An illustration    6        $40,363    $50,224     $62,283     $40,018    $49,880     $61,939
is not intended to predict actual                7        $46,766    $60,041     $76,943     $46,508    $59,783     $76,685
performance. Interest rates, dividends, and      8        $53,093    $70,350     $93,233     $52,920    $70,178     $93,061
values set forth in the illustration are not     9        $59,339    $81,173    $111,339     $59,253    $81,087    $111,253
guaranteed.                                     10        $65,495    $92,531    $131,461     $65,495    $92,531    $131,461
                                                15       $102,933   $168,015    $283,019    $102,933   $168,015    $283,019
                                                20       $136,161   $264,334    $541,289    $136,161   $264,334    $541,289
                                                25       $164,834   $390,411    $977,224    $164,834   $390,411    $977,224
                                                30       $187,455   $553,797  $1,714,175    $187,455   $553,797  $1,714,175
                                                35       $202,634   $765,060  $2,965,909    $202,634   $765,060  $2,965,909
                                                -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

MVP Illustration 4                               Illustration 4
Option A                                         Death benefit Option B and guideline premium test at guaranteed cost of
Male 45 Select on-Smoker                         insurance rates
Guaranteed at 87bp                               Based on average annual advisory fees and expenses of the portfolios

                                                 DEATH BENEFIT OPTION:B
                                                 GUIDELINE PREMIUM TEST
                                                 FACE AMOUNT:$178,625
                                                 MALE SELECT NONSMOKER ISSUE AGE 45
                                                 ANNUAL PREMIUM:$10,000

                                                 -----------------------------------------------------------------------------
Flexible premium                                              Total
variable universal life                                       premiums
Illustration of death benefits, accumulated      End of       paid plus         End of year DEATH BENEFIT assuming
values and net cash surrender values.            policy       interest at       hypothetical gross annual investment return of
                                                 year            5%                0%               6%                 12%
All premium payments are illustrated as if       -----------------------------------------------------------------------------
made at the beginning of the policy year.         1            $10,500          $412,377         $412,377             $412,377
                                                  2            $21,525          $412,377         $412,377             $412,377
This illustration assumes no policy loans or      3            $33,101          $412,377         $412,377             $412,377
partial withdrawals have been made.               4            $45,256          $412,377         $412,377             $412,377
                                                  5            $58,019          $412,377         $412,377             $412,377
The death benefits, accumulated values            6            $71,420          $412,377         $412,377             $412,377
and cash surrender values will differ if          7            $85,491          $412,377         $412,377             $412,377
premiums are paid in different amounts or         8           $100,266          $412,377         $412,377             $412,377
frequencies.                                      9           $115,779          $412,377         $412,377             $412,377
                                                 10           $132,068          $412,377         $412,377             $412,377
*Additional payment will be required to          15           $226,575          $412,377         $412,377             $412,377
prevent Policy termination.                      20           $347,192          $412,377         $412,377             $487,864
                                                 25           $501,134          $412,377         $412,377             $838,450
The hypothetical investment rates shown          30           $697,607          $412,377         $412,377           $1,346,709
above and elsewhere in this prospectus           35           $948,362                $0*        $491,047           $2,267,203
are illustrative only and should not be          -----------------------------------------------------------------------------
interpreted as a representation of past or                End of year                        End of year
future investment results. Actual rates of                ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
return may be more or less than those            End of   assuming hypothetical gross        assuming hypothetical gross
shown and will depend on a number of             policy   annual investment return of        annual investment return of
factors, including the investment                year        0%         6%         12%         0%          6%          12%
allocations made to variable accounts by         -----------------------------------------------------------------------------
the owner and the experience of the               1        $5,468      $5,900       $6,334    $4,694      $5,126       $5,560
accounts. No representation can be made           2       $10,752     $11,960      $13,224   $10,063     $11,272      $12,536
by us, the separate account or the                3       $15,844     $18,180      $20,725   $15,241     $17,578      $20,122
underlying funds that these hypothetical          4       $20,741     $24,571      $28,923   $20,225     $24,054      $28,406
rates of return can be achieved for any           5       $25,442     $31,149      $37,902   $25,012     $30,718      $37,471
one year or sustained over any period of time.    6       $29,947     $37,920      $47,752   $29,603     $37,576      $47,407
                                                  7       $34,227     $44,870      $58,553   $33,968     $44,611      $58,294
This is an illustration only. An illustration is  8       $38,260     $51,989      $70,407   $38,088     $51,817      $70,234
not intended to predict actual                    9       $42,019     $59,267      $83,425   $41,932     $59,181      $83,339
performance. Interest rates, dividends, and      10       $45,471     $66,687      $97,736   $45,471     $66,687      $97,736
values set forth in the illustration are not     15       $66,530    $116,500     $207,704   $66,530    $116,500     $207,704
guaranteed.                                      20       $76,403    $174,330     $399,889   $76,403    $174,330     $399,889
                                                 25       $67,193    $242,961     $722,801   $67,193    $242,961     $722,801
                                                 30       $22,010    $332,832   $1,258,607   $22,010    $332,832   $1,258,607
                                                 35            $0*   $467,664   $2,159,241        $0*   $467,664   $2,159,241
                                                 -----------------------------------------------------------------------------

                                                                                                                             4
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